UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2005

Digi International Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11001 Bren Road East
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(952) 912-3444

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 14, 2005, Digi International Inc. (the “Company”) reported its financial results for the second quarter of 2005. See the Company’s press release dated April 14, 2005, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

NON-GAAP FINANCIAL MEASURES

     The press release furnished as Exhibit 99 and certain information the Company intends to disclose on the conference call scheduled for 5:00 p.m. eastern time on April 14, 2005 include certain non-GAAP financial measures. These measures include net income excluding favorable tax settlement, net income per diluted share excluding favorable tax settlement and operating income before amortization. The reconciliations of these measures to the most directly comparable GAAP financial measures are provided in the earnings release or are included below.

Reconciliation of Reported Net Income to Net Income Excluding Favorable Tax Settlement
(in thousands)

	Three months ended	Six months ended
	March 31, 2005	March 31, 2005
Net income as reported	$8,799	$11,760
Impact of favorable tax settlement	(5,689)	(5,689)
Net income, excluding favorable tax settlement	$3,110	$6,071
Net income, excluding favorable tax settlement, as a percent of net sales	10.6%	10.3%
Net sales	$29,312	$58,782

Reconciliation of Reported Operating Income to Operating Income Before Amortization
(in thousands)

	Three months ended	Six months ended
	March 31, 2005	March 31, 2005
Operating income as reported	$4,196	$8,297
Intangibles amortization	1,209	2,534
Operating income before amortization	$5,405	$10,831
Operating income before amortization as a percent of net sales	18.4%	18.4%
Net sales	$29,312	$58,782

     With respect to the measures that exclude the favorable tax settlement, management believes that excluding this one-time non-recurring item provides useful information to investors regarding the Company’s results of operations and financial condition and permits a more meaningful comparison and understanding of the Company’s operating performance. With respect to operating income before amortization, management believes that this measure more accurately focuses on the costs that can be meaningfully controlled by the Company, and therefore permits a more meaningful comparison of operating income. Management uses these non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Company.

Item 9.01. Financial Statements and Exhibits.

     The following Exhibit is being furnished herewith:

     99       Press Release dated April 14, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.
Date: April 14, 2005	By /s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99	Press Release dated April 14, 2005.	Filed Electronically

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